UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 27, 2018

CO-DIAGNOSTICS, INC.
(Exact name of small business issuer as specified in its charter)

Utah	1-38148	46-2609363
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109

(Address of principal executive offices)

(801) 438-1036

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 28, 2018, Co-Diagnostics, Inc., a Utah corporation (the “Company”) after approval by the Company’s shareholders at an annual meeting of its shareholders (the “Annual Meeting”) the Company filed a Certificate of Amendment to the Articles of Incorporation (the “Amendment”) to increase the total authorized shares to 105,000,000 shares from 100,000,000 shares with the newly authorized 5,000,000 shares designated as Preferred Stock. Shares of preferred stock may be issued from time to time in one or more series, each of which will have such distinctive designation or title as shall be determined by the Board prior to the issuance of any shares.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 27, 2018, the Company held an Annual Meeting at the Company’s corporate office located at 2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109.

At the close of business on December 6, 2018, the record date for the Annual Meeting, there were 12,914,383 shares of the Company’s Common Stock outstanding and entitled to vote at the Annual Meeting. As the holders of 7,975,328 shares of Common Stock, a majority of the votes that could be cast by the holders of all outstanding shares of stock entitled to vote at the Annual Meeting were represented in person or by proxy at the Annual Meeting, a quorum was present.

Each of the foregoing proposals was adopted and approved by the shareholders at the Annual Meeting. The number of votes cast for or against, as well as abstentions, if applicable, with respect to each of Proposals 1-5 presented at the Annual Meeting, including a separate tabulation with respect to each director nominee for office, and the number of votes cast for each of 1 year, 2 years, and 3 years, are set forth below:

Proposal 1: Election of Directors

	For	Withhold
Dwight H. Egan	7,967,070	8,258
Brent Satterfield	7,967,070	8,258
Edward J. Borkowski	7,566,951	408,377
Frank J. Kiesner	7,966,923	8,405
Richard S. Serbin	7,960,801	14,527

Proposal 2: Approval of the Form of Articles of Amendment to Articles of Incorporation to Authorize 5,000,000 Shares of Preferred Stock

The Form of Articles of Amendment to Articles of Incorporation to Authorize 5,000,000 shares of Preferred Stock was approved and the voting results of the shares of the Company’s Common Stock were as follows:

For	Against	Abstain
7,780,687	190,755	3,886

Proposal 3: Advisory Vote to Approve Executive Compensation

The executive compensation was approved and the voting results of the shares of the Company’s Common Stock were as follows:

For	Against	Abstain
7,929,233	33,669	12,426

Proposal 4: Advisory Vote on the Frequency of Future Advisory Votes to Approve Executive Compensation

The Company’s Board of Directors’ recommendation of submitting shareholder advisory votes to approve executive compensation every three years was approved and the voting results of the shares of the Company’s Common Stock were as follows:

For 1 Year	For 2 Years	For 3 Years	Abstain
618,796	291,752	7,036,313	28,467

Proposal 5: Ratification of Selection of Independent Auditor

The Company’s Board of Directors’ selection of the public accounting firm of Haynie & Company as the Company’s fiscal 2018 independent auditors was ratified and the voting results of the shares of the Company’s Common Stock were as follows:

For	Against	Abstain
7,970,060	4,187	1,081

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

3.2	Form of Certificate of Amendment to Articles of Incorporation of Co-Diagnostics, Inc., dated December 27, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CO-DIAGNOSTICS, INC.

By:	/s/ Dwight H. Egan
Name:	Dwight H. Egan
Title:	Chief Executive Officer

Date: January 3, 2019